Pending Combination with Allergan plc	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Pending Combination with Allergan plc
Pending Combination with Allergan plc

On November 23, 2015, we announced that we have entered into a definitive merger agreement with Allergan, a global pharmaceutical company incorporated in Ireland, under which we have agreed to combine with Allergan in a stock transaction valued at $363.63 per Allergan share, for a total enterprise value of approximately $160 billion, based on the closing price of Pfizer common stock of $32.18 on November 20, 2015 (the last trading day prior to the announcement) and certain other assumptions. Allergan shareholders will receive 11.3 shares of the combined company for each of their Allergan shares by virtue of a share split, and Pfizer shareholders will have the option of receiving one share of the combined company for each of their Pfizer shares or receiving cash instead of shares of the combined company for some or all of their Pfizer shares, provided that the aggregate amount of cash to be paid in the merger will not be less than $6 billion or greater than $12 billion. In the event that elections to receive cash and shares in the merger would otherwise result in an aggregate of less than $6 billion or greater than $12 billion of cash being paid out in the merger, then the share elections and cash elections will be subject to proration. The completion of the transaction, which is expected in the second half of 2016, is subject to certain conditions, including receipt of regulatory approval in certain jurisdictions, including the U.S. and EU, the receipt of necessary approvals from both Pfizer and Allergan shareholders, and the completion of Allergan’s pending divestiture of its generics business to Teva Pharmaceuticals Industries Ltd. The merger agreement also provides that the businesses of Pfizer and Allergan will be combined under the existing Allergan entity, which, subject to approval by Allergan shareholders, will be renamed “Pfizer plc.”